I, Randy G. Morris,  certify that:

1. I have reviewed this quarter report on Form 10-QSB of The Translation Group, Ltd.

2. Based on my  knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly  present in all  material  respects  the  financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure  controls  and  procedures  (as defined in Exchange  Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material  information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c)  presented  in this quarterly report our  conclusions about the effectiveness  of the  disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The  registrant's  other  certifying  officers  and I have  disclosed,  based on our most  recent evaluation,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent functions):

a) all  significant  deficiencies  in the design or  operation  of  internal  controls  which  could adversely affect the registrant's  ability to record,  process,  summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud,  whether or not  material,  that  involves  management  or other  employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying  officers and I have indicated in this quarterly report whether there were  significant  changes in internal  controls or in other factors that could  significantly affect  internal  controls  subsequent  to the date of our most  recent  evaluation,  including  any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 17, 2004

                                                                             /s/ Randy G. Morris
                                                                             -----------------------
                                                                             Randy G. Morris, CEO